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                                                                    Exhibit 23.1


                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

We consent to the use of our report incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                         /s/ KPMG LLP


San Francisco, California
June 12, 2002